UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

SINGULARITY FUTURE TECHNOLOGY LTD.

(Exact name of registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

98 Cutter Mill Road

Suite 322

Great Neck, NY 11021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SGLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

SOS Information Technology New York, Inc. (“SOSNY”), a company incorporated under the laws of state of New York and a wholly owned subsidiary of SOS Ltd., filed a December 9, 2022 lawsuit in the New York State Supreme Court against Thor Miner, Inc., which is Singularity’s joint venture (“Thor Miner”), Singularity Future Technology Ltd. (“Singularity” or the “Company,” and, together with Thor Miner, referred to as the “Corporate Defendants”), Lei Cao, Yang Jie, John F. Levy, Tieliang Liu, Tuo Pan, Shi Qiu, Jing Shan, and Heng Wang (jointly referred to as the “Individual Defendants”) (collectively, the Individual Defendants and the Corporate Defendants are the “Defendants”). SOSNY and Thor Miner entered into a January 10, 2022 Purchase and Sale Agreement (the “PSA”) for the purchase of $200,000,000 in crypto mining rigs, which SOSNY claims was breached by the Defendants.

SOSNY and Defendants entered into a certain settlement agreement and general mutual release with an Effective Date of December 28, 2022 (“Settlement Agreement”). Pursuant to the Settlement Agreement, Thor Miner agreed to pay a sum of thirteen million in U.S. dollars ($13,000,000) (the “Settlement Payment”) to SOSNY in exchange for SOSNY dismissing the lawsuit with prejudice as to the settling Defendants and without prejudice as to all others. The full Settlement Payment was received by SOSNY on December 28, 2022. SOSNY dismissed the lawsuit with prejudice against Singularity (and other Defendants) on December 28, 2022.

Singularity and Thor Miner further covenanted and agreed that if they receive additional funds from HighSharp (Shenzhen Gaorui) Electronic Technology Co., Ltd. (“HighSharp”) related to the PSA, they will promptly transfer such funds to SOSNY in an amount not to exceed forty million, five hundred sixty thousand, five hundred sixty-nine dollars ($40,560,569.00) (which is the total amount paid by SOSNY pursuant to the PSA less the price of the machines actually received by SOSNY pursuant to the PSA). The Settlement Payment and any payments subsequently received by SOSNY from HighSharp shall be deducted from the total amount of forty million, five hundred sixty thousand, five hundred sixty-nine dollars ($40,560,569.00) previously paid by, and now due and owing to SOSNY. In further consideration of the Settlement Agreement, Thor Miner agreed to execute and provide to SOSNY, within seven (7) business days after SOSNY’s receipt of the Settlement Payment, an assignment of all claims it may have against HighSharp or otherwise to the proceeds of the PSA.

The foregoing description of the Settlement Agreement is a summary of the material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is attached hereto as Exhibit 10.1.

Item 8.01 Other Events.

Litigations

Lawsuits in connection with the Securities Purchase Agreement

On September 23, 2022, Hexin Global Limited and Viner Total Investments Fund filed a lawsuit against the Company and other defendants in the United States District Court for the Southern District of New York (the “Hexin lawsuit”). On December 5, 2022, St. Hudson Group LLC, Imperii Strategies LLC, Isyled Technology Limited, and Hsqynm Family Inc. filed a lawsuit against the Company and other defendants in the United States District Court for the Southern District of New York (the “St. Hudson lawsuit,” and together with the Hexin lawsuit, the “Investor Actions”). The plaintiffs in the Investor Actions are investors that entered into a securities purchase agreement (“Securities Purchase Agreement”) with the Company in late 2021. Each of these plaintiffs asserts causes of action for, among other things, violations of federal securities laws, breach of fiduciary duty, fraudulent inducement, breach of contract, conversion, and unjust enrichment, and seeks monetary damages and specific performance to remove legends from certain securities sold pursuant to the Securities Purchase Agreement. The Hexin lawsuit claims monetary damages of “at least $6 million,” plus interest, costs, fees, and attorneys’ fees. The St. Hudson lawsuit claims monetary damages of “at least $4.4 million,” plus interest, costs, fees, and attorneys’ fees. As these Investor Actions are still in the early stages, the Company cannot predict the outcome.

Lawsuit in connection with the Financial Advisory Agreement

On October 6, 2022, Jinhe Capital Limited (“Jinhe”) filed a lawsuit against the Company in the United States District Court for the Southern District of New York, asserting causes of actions for, among other things, breach of contract, breach of the covenant of good faith and fair dealing, conversion, quantum meruit, and unjust enrichment, in connection with a financial advisory agreement entered into by and between Jinhe and the Company on November 10, 2021. Jinhe claims monetary damages of “at least $575,000” and “potentially exceeding $1.8 million,” plus interest, costs, and attorneys’ fees. As this action is still in the early stage, the Company cannot predict the outcome.

Putative Class Action

On December 9, 2022, Piero Crivellaro, purportedly on behalf of the persons or entities who purchased or acquired publicly traded securities of the Company between February 2021 and November 2022, filed a putative class action against the Company and other defendants in the United States District Court for the Eastern District of New York, alleging violations of federal securities laws related to alleged false or misleading disclosures made by the Company in its public filings. The plaintiff seeks unspecified damages, plus interest, costs, fees, and attorneys’ fees. As this action is still in the early stage, the Company cannot predict the outcome.

In addition to the above litigations, the Company is also subject to additional contractual litigations as to which it is unable to estimate the outcome.

Government Investigations

Following a publication issued by Hindenburg Research dated May 5, 2022, the Company received subpoenas from the United States Attorney’s Office for the Southern District of New York and the United States Securities and Exchange Commission. The Company is cooperating with the government regarding these matters. At this early stage, the Company is not able to estimate the outcome or duration of the government investigations.

Forward-Looking Statements

Certain statements in this report that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to materially differ from such statements. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. The Company disclaims any intention to, and undertake no obligation to, update or revise any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of the Settlement Agreement
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2023

SINGULARITY FUTURE TECHNOLOGY LTD.

By:	/s/ Jing Shan
	Name:	Jing Shan
	Title:	Chief Operating Officer

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